UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 22, 2010
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
60 Prescott Street, Worcester, MA 01605

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
Not Applicable
Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
Signature
Index to Exhibits
EX-1.1
EX-4.1
EX-5.1
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
On March 22, 2010, RXi Pharmaceuticals Corporation (the “Company”) entered into a Stock Redemption Agreement with CytRx Corporation (the “Stock Redemption Agreement”). The description of the Stock Redemption Agreement under Item 8.01 of this Current Report is incorporated into Item 1.01 of this Current Report by reference.

Item 8.01 Other Events
     On March 22, 2010, the Company entered into a placement agent agreement with Rodman & Renshaw, LLC as the exclusive placement agent, relating to the offering (the “Offering”) by the Company to certain investors (the “Purchasers”) of up to 2,700,000 units (the “Units”), with each Unit consisting of (i) a share of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and (ii) a warrant to purchase 0.20 of a share of Common Stock, at a purchase price of $6.00 per Unit, pursuant to the terms of the placement agent agreement (the “Placement Agent Agreement”) and the related securities purchase agreement to be entered into between Company and the Purchasers (the “Securities Purchase Agreement”). In the aggregate, the Company is offering up to 2,700,000 shares of Common Stock and warrants to purchase up to 540,000 shares of Common Stock (the “Warrants”). The Warrants will generally be exercisable beginning six months from the date of issuance for a period of six years from the date the Warrants are exercisable and will carry an exercise price per share equal to $6.00.
     The Company anticipates raising gross proceeds of approximately $16,200,000 from the Offering. The net offering proceeds to the Company from the sale of the Shares, after deducting the placement agent’s fees and other estimated offering expenses payable by the Company, are expected to be approximately $15,215,000. The Offering is expected close on or about March 26, 2010, or on such later date as the Company and the Purchasers may agree, subject to customary closing conditions.
     Pursuant to the Stock Redemption Agreement entered into between the Company and Cytrx Corporation on March 22, 2010, the Company is required to use 25% of the net proceeds from the Offering to repurchase from CytRx a number of shares of the Company’s common stock held by CytRx (the “CytRx Shares”) equal to 25% of shares of Common Stock sold by the Company in the Offering. The Company is also required to use 25% of the proceeds from the exercise of Warrants issued in the Offering to repurchase from CytRx a number of CytRx Shares equal to 25% of shares issued upon the exercise of such Warrants. The Company is required to repurchase the CytRx Shares on the first business day following the closing of this offering and, if any warrant issued in this offering is exercised, on the first business day after the exercise of such warrant.
     The Company intends to use the net proceeds from the sale of the Units in the Offering remaining after the repurchase of the CytRx Shares for general corporate purposes, which may include working capital, capital expenditures, research and development expenditures, clinical trial expenditures, commercial expenditures, acquisitions of new technologies or businesses, and investments.
     The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-158968), which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 22, 2009 and the Company’s registration statement of Form S-3 (File No. 333-165621) filed pursuant to Rule 462(b) under the Securities Act, as amended (the “Securities Act”), which was declared effective by the SEC on March 22, 2010. The Company will file with the SEC a prospectus supplement relating to the Offering pursuant to Rule 424(b) under the Securities Act.
     In connection with the Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:
•	as Exhibit 1.1, the Placement Agent Agreement;

•	as Exhibit 4.1, the Form of Warrant;

•	as Exhibits 5.1 and 23.1, the legal opinion and consent of Ropes & Gray LLP relating to the shares of Common Stock and the Warrants to purchase Common Stock to be issued and sold in the Offering;

•	as Exhibit 10.1, the Stock Redemption Agreement;

•	as Exhibit 10.2, the Form of Securities Purchase Agreement;

•	as Exhibit 99.1, a Press Release relating to the Offering.
     The foregoing summary of the terms of the Form of Warrant, the Placement Agent Agreement, the Stock Redemption Agreement and the Securities Purchase Agreement, is subject to, and qualified in its entirety by, the Form of Warrant, the Placement Agent Agreement, the Stock Redemption Agreement and the Securities Purchase Agreement which are attached to this Current Report as exhibits and are incorporated herein by reference. The Company's Press Release is also incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Placement Agent Agreement dated as of March 22, 2010 by and between RXi Pharmaceuticals Corporation and Rodman & Renshaw, LLC, as placement agent

4.1	Form of Warrant between RXi Pharmaceuticals Corporation and certain investors

5.1	Opinion of Ropes & Gray LLP

10.1	Stock Redemption Agreement dated as of March 22, 2010 by and between RXi Pharmaceuticals Corporation and CytRx Corporation

10.2	Form of Securities Purchase Agreement between RXi Pharmaceuticals Corporation and certain investors (incorporated by reference from Annex A to the free writing prospectus of the Company filed with the SEC on the date hereof)

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

99.1	Press release of RXi Pharmaceuticals Corporation issued March 23, 2010

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: March 23, 2010	By:	/s/ Noah D. Beerman
	Name:	Noah D. Beerman
	Title:	Chief Executive Officer

Index to Exhibits
1.1	Placement Agent Agreement dated as of March 22, 2010 by and between RXi Pharmaceuticals Corporation and Rodman & Renshaw, LLC

4.1	Form of Warrant between RXi Pharmaceuticals Corporation and certain investors

5.1	Opinion of Ropes & Gray LLP

10.1	Stock Redemption Agreement dated as of March 22, 2010 by and between RXi Pharmaceuticals Corporation and CytRx Corporation

10.2	Form of Securities Purchase Agreement between RXi Pharmaceuticals Corporation and certain investors (incorporated by reference from Annex A to the free writing prospectus of the Company filed with the SEC or the date hereof)

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

99.1	Press release of RXi Pharmaceuticals Corporation issued March 23, 2010